================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 24, 1998

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, June 24, 1998, at 10:30 a.m. E.S.T. to:

          (1) Elect six Directors, each to serve for a term of one year;

          (2) Consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to complete a reverse stock split of the Common Stock;

          (3) Consider and act upon a proposal to ratify all actions relating to the exchange by holders of Common Stock of each share of Common Stock for one-tenth of a share of Common Stock on or about May 30, 1997;

          (4) Approve and adopt the American Stone Industries, Inc. 1998 Management Stock Option Plan;

          (5) Approve and adopt the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan; and

          (6) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on May 13, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

May 20, 1998

     The Company's Annual Report for the year ended December 31, 1997 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 24, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 24, 1998, at 10:30 a.m. E.S.T. at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked. If no choice is specified on the proxy it will be voted FOR the election of the six nominees for Director named herein, FOR the approval of the proposal to adopt an amendment to the Company's Certificate of Incorporation to complete the reverse stock split from 1997, FOR the proposal to ratify all actions relating to the exchange by holders of Common Stock, par value $.001 per share (the "Common Stock"), of the Company of each share of Common Stock for one-tenth of a share of Common Stock on or about May 30, 1997, FOR the proposal to approve and adopt the American Stone Industries, Inc. 1998 Management Stock Option Plan, and FOR the proposal to approve and adopt the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about May 20, 1998.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on May 13, 1998. On that date, certificates representing 1,631,364 shares of Common Stock were outstanding and entitled to vote. On May 30, 1997, the Company instituted an exchange of each share of Common Stock for one-tenth of a share of Common Stock (the "Exchange"). Before that date, there were certificates representing 16,313,638 shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote for each share held by them. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked, with respect to the election of Directors, as "vote withheld" or, with respect to any other proposals, "abstain," as shares present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum.

     The six nominees for Director receiving the greatest number of votes will be elected. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     In voting on matters other than the election of Directors, proposals will be decided by the vote of holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote. The amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Consequently, broker non-votes will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. There are currently six Directors of the Company, all of whom have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 1999

Enzo Costantino................  Mr. Costantino has served as Treasurer of the Company and as
Age 36                           a Director since 1996. He has been Secretary and Treasurer
Director since 1996              of Terrazzo, Mosaic & Tile Company, Ltd. since 1994.
                                 Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces located in Toronto, Ontario. Prior to joining Terrazzo, Mosaic & Tile, Mr. Costantino was the controller of Daicon Contractors, a general contractor
                                 located in Toronto, Ontario, from 1989 to 1994, and the cost accounting manager for Canada Packers, a meat processor
                                 located in Toronto, Ontario, from 1983 to 1989.
Glen Gasparini.................  Mr. Gasparini has served as a Director since 1995 and was
Age 45                           President and Chief Executive Officer of the Company from
Director since 1995              1995 to 1997. He has been President of Terrazzo, Mosaic &
                                 Tile Company, Ltd. since 1975. Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces
                                 located in Toronto, Ontario.

Jacquita K. Hauserman..........  Ms. Hauserman has served as a Director of the Company since
Age 55                           1997. She has been an independent consultant with American
Director since 1997              Management Systems since February 1998. She was employed by
                                 Centerior Energy from 1982 until 1998, most recently as
                                 Vice-President of Business Services. Previous positions with
                                 Centerior included Vice-President of Customer Support,
                                 Vice-President of Customer Service and Community Affairs and
                                 Vice-President of Administration. Centerior Energy, located in Cleveland, Ohio, was a holding company for Cleveland
                                 Electric Illuminating and Toledo Edison electric utilities until it was purchased by Ohio Edison in 1997. She is also a
                                 Director and Trustee of several non-profit organizations in the Cleveland area.
Michael J. Meier...............  Mr. Meier has served as Secretary of the Company and as a
Age 43                           Director since 1996. He has been Vice-President of Finance,
Director since 1996              Chief Financial Officer, Secretary and Treasurer of
                                 Defiance, Inc. (Nasdaq NM: DEFI) since 1990. Defiance is a supplier of tooling systems, testing services, specialty
                                 anti-friction bearings and precision-machined products to
                                 the U.S. transportation industry, with headquarters in
                                 Cleveland, Ohio.
Timothy I. Panzica.............  Mr. Panzica has served as a Director of the Company since
Age 43                           1996. He has been Executive Vice-President of Panzica
Director since 1996              Construction Company since 1981. Panzica Construction
                                 Company, a 42 year old firm located in Cleveland, Ohio is a full service construction management/general contracting
                                 organization with expertise in all aspects of commercial
                                 construction. Panzica Construction Company is part of the
                                 Panzica Group of Companies which specializes in real estate development, design/build, and property management.
Thomas H. Roulston II..........  Mr. Roulston has served as Chairman of the Board of the
Age 65                           Company and as a Director since 1996. He has been Chairman
Director since 1996              of Roulston & Company, Inc. since 1990. Roulston & Company is a registered investment advisor located in Cleveland,
                                 Ohio. Mr. Roulston is also Chairman of the Board of
                                 Directors of Defiance, Inc. (Nasdaq NM: DEFI). Defiance is a
                                 supplier of tooling systems, testing services, specialty
                                 anti-friction bearings and precision-machined products to
                                 the U.S. transportation industry, with headquarters in
                                 Cleveland, Ohio. Mr. Roulston is also a Director of several privately-held companies.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of nonemployee Directors, met two times in fiscal 1997. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Michael J. Meier (Chairman) and Enzo Costantino.

     The Compensation Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1997. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the compensation committee are Timothy
I. Panzica (Chairman), Jacquita K. Hauserman and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1997. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met eleven times during fiscal 1997. During fiscal 1997 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of April 30, 1998. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

                  NAME AND ADDRESS OF                      NUMBER OF SHARES      PERCENT OF
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED    TOTAL SHARES
                  -------------------                     ------------------    ------------
Roulston Ventures Limited Partnership(1)................       400,000              24.5%
4000 Chester Avenue Cleveland, OH 44103
TMT Masonry, Ltd.(2)....................................       400,000              24.5%
900 Keele Street Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board, is a general partner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Mr. Glen Gasparini, Director, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                       BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned by each Director and executive officer of the Company as of April 30, 1998. All information with respect to beneficial ownership has been furnished by the respective Director and executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                 NAME AND ADDRESS OF                     NUMBER OF SHARES       PERCENT OF
                 BENEFICIAL OWNER(1)                    BENEFICIALLY OWNED    TOTAL SHARES(2)
                 -------------------                    ------------------    ---------------
Thomas H. Roulston II.................................       450,000(3)            27.6%
Glen Gasparini........................................       409,570(4)            25.1%
David Tyrrell.........................................        48,500(5)             2.9%
Enzo Costantino.......................................           500                 --
Jacquita K. Hauserman.................................            --                 --
Michael J. Meier......................................            --                 --
Timothy I. Panzica....................................            --                 --
All Directors and executive officers as a group (7
  persons)............................................       908,570(6)            54.9%

---------------

(1) The address of each beneficial owner is c/o American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

(2) Based on 1,631,364 shares of Common Stock outstanding on April 30, 1998, adjusted for shares subject to options exercisable within 60 days following April 30, 1998 held either by the named individuals or by the group as a whole.

(3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 400,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has shared voting and investment power of Roulston Ventures Limited Partnership in a fiduciary capacity between himself and Scott D. Roulston, his son.

(4) Shares of Common Stock beneficially owned by Mr. Gasparini include 400,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder.

(5) Includes options, exercisable within 60 days of April 30, 1998, to purchase 25,000 shares.

(6) Includes options, exercisable within 60 days of April 30, 1998, to purchase 25,000 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the years ended December 31, 1997 and 1996, for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                          --------------------------
                                                                            AWARDS        PAYOUTS
                                       ANNUAL COMPENSATION                ----------    ------------
                           -------------------------------------------    SECURITIES
        NAME AND                                          OTHER ANNUAL    UNDERLYING     ALL OTHER
   PRINCIPAL POSITION      YEAR    SALARY     BONUS(1)    COMPENSATION     OPTIONS      COMPENSATION
   ------------------      ----    -------    --------    ------------    ----------    ------------
David Tyrrell............  1997    $96,000    $13,733         --             --             --
President and Chief
  Executive                1996    $96,000    $ 3,300         --             --             --
  Officer, American Stone
  Industries, Inc.(2)

The Named Executive Officer did not receive personal benefits or perquisites during fiscal 1997 or 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.
---------------

(1) Based on service during the fiscal year indicated, though not paid until after the fiscal year.

(2) All amounts are in Canadian dollars.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any options during the fiscal year ended December 31, 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table summarizes options which were exercised during fiscal 1997 and presents the value of unexercised options held by each of the Named Executive Officers at fiscal year end.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING
                                                              UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                             AT FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
                       SHARES ACQUIRED       VALUE       -----------------------------    ----------------------------
        NAME           ON EXERCISE(#)     REALIZED($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           ---------------    -----------    ------------    -------------    -----------    -------------
David Tyrrell........         0                0            25,000             0               0               0

---------------

(1) All stock options were out of the money (the exercise price was higher than the market price) at the fiscal year end of the Company.

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has an employment agreement with Mr. Tyrrell dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of the Company's American Stone Corporation subsidiary. This contract expires in 2001.

     The Company does not have any other agreements regarding employment, and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     In 1996, Mr. Glen Gasparini, a Director of the Company, recommended that the Company acquire two Canadian entities. When the Board declined to pursue the transaction to concentrate their efforts in the United States, Mr. Gasparini and Mr. Enzo Costantino, a Director of the Company, pursued the acquisition individually with the Board's approval. The Company has received appropriate indemnifications that it is not a party to and has no responsibility for or out of the proposal and acquisition by Messrs. Gasparini and Costantino.

     In 1996, the Company purchased from David Tyrrell all of the issued and outstanding common shares of Tyrrell Stone Design, Ltd., an Ontario corporation. In consideration of this transaction, Mr. Tyrrell received 20,000 shares of the Company's Common Stock, after giving effect to the reverse stock split, options to purchase up to 25,000 shares of Common Stock at $5.00 per share, after giving effect to the reverse stock split, and the Company agreed to employ him as President of the Company's American Stone Corporation subsidiary. Under the terms of his employment agreement, Mr. Tyrrell was given a base salary of $96,000 Canadian per year.

     Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder, advanced $29,000 in January 1996 to the Company. The debt was converted to common stock and Terrazzo, Mosaic & Tile received 11,600 shares of Common Stock, after giving effect to the reverse stock split, in exchange for the debt. Terrazzo, Mosaic & Tile Company, Ltd. was also owed $748,345 for advances to the Company through August 1996. On August 28, 1996, this loan was converted to paid-in-capital.

     In February 1996, the Company purchased the operating assets of Cleveland Quarries, L.P., a limited partnership in which American Stone Corporation was a limited partner with a 89.1% ownership interest. Consideration included cash, assumption of certain liabilities and other consideration totaling $2,320,259. In negotiating this purchase price, management took into consideration, among other things, (i) the benefit to the Company of acquiring title to the quarries owned by Cleveland Quarries, L.P., (ii) the potential economic benefit to the Company of securing title to these assets, especially the land and reserves of stone, and (iii) the value of the assets to be acquired. At the time of the transaction, the general partner of Cleveland Quarries, L.P. was Slate and Stone Corporation of American, Ltd., which held a one percent interest in the limited partnership.

     On November 22, 1996, TMT, Roulston Ventures, Ltd. ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their common shares of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     During the year ended December 31, 1996 the Company paid a total of $22,233 for expenses such as stationery and business supplies through TMT Masonry, Ltd., an affiliated company. At December 31, 1996, accounts payable to TMT Masonry, Ltd. totaled $9,735 and were satisfied in the ordinary course of business in 1997.

     On November 26, 1997, the Board unanimously approved (with Mr. Panzica abstaining) the award of a contract to Panzica Construction Company, of which Mr. Panzica is Executive Vice President, to construct a foundation for a new gang saw. The contract is for $62,142, and was selected by the Board from among three bids, of which Panzica Construction Company's was the lowest. The Board believes this contract was entered into on terms as favorable to the Company as would have been available from an unrelated party.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. Based solely on its review of copies of these reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 1997 all Section 16(a) filing requirements were met.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee was established in September 1996 and consists entirely of nonemployee Directors who have never been employed by the Company or any of its subsidiaries. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors.

     The only executive of the Company who receives compensation is David Tyrrell, President of the Company. Mr. Tyrrell's compensation is determined by an employment agreement dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of the Company's American Stone Corporation subsidiary. This contract was negotiated as part of the purchase of Tyrrell Stone Design, Ltd. by the Company in 1996, and expires in 2001.

     No Directors' fees have been or are currently paid to Directors.

                                          Respectfully submitted,

                                          Timothy I. Panzica, Chairman
                                          Jacquita K. Hauserman
                                          Thomas H. Roulston II

             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            TO COMPLETE THE REVERSE STOCK SPLIT OF THE COMMON STOCK
                                      AND
         RATIFICATION OF ACTIONS TAKEN IN CONNECTION WITH THE EXCHANGE
          BY HOLDERS OF COMMON STOCK OF EACH SHARE OF COMMON STOCK FOR
                      ONE-TENTH OF A SHARE OF COMMON STOCK

GENERAL

     At the Annual Meeting of Stockholders held on November 22, 1996 (the "1996 Annual Meeting"), the stockholders approved a one for ten reverse stock split (the "1996 Reverse Stock Split"). According to the language of the 1996 Reverse Stock Split resolution approved at the 1996 Annual Meeting, the 1996 Reverse Stock Split was to become effective on or before December 1, 1997. On June 1, 1997, pursuant to the resolution approved by the stockholders at the 1996 Annual Meeting, each share of Common Stock was exchanged for one-tenth of a share of Common Stock (the "Exchange"). It has recently come to the Company's attention that the Company did not meet certain technical requirements of the Delaware General Corporation Law necessary to effect the 1996 Reverse Stock Split.

     To cure any technical deficiencies relating to the 1996 Reverse Stock Split, the Board of Directors of the Company is hereby soliciting stockholder approval of the Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment") and incorporated herein by reference, to complete the reverse stock split with respect to all issued shares of Common Stock (the "Reverse Stock Split"). By unanimous written consent dated as of April 15, 1998, the Board of Directors approved the Certificate of Amendment and declared the Amendment advisable for the Company.

EFFECTS OF THE REVERSE SPLIT

     If effected, the Reverse Stock Split will memorialize the prior reduction of the number of outstanding shares of Common Stock from 16,313,638 shares to 1,631,364 shares of Common Stock. All outstanding options and the exercise or conversion price thereof have been proportionately adjusted for the Reverse Stock Split.

     - Each stockholder's proportionate equity interest and voting ability in the Company would remain the same.

     - The number of authorized shares of Common Stock would remain the same.

     - The par value of the shares of Common Stock would remain the same.

     - Each of the rights currently accruing to holders of the Common Stock would remain the same.

     Stockholders who do not vote in favor of the Reverse Stock Split have no appraisal rights under the Delaware General Corporation Law, the Company's Certificate of Incorporation or the Company's Bylaws in connection with the Reverse Stock Split.

REASONS FOR THE REVERSE SPLIT

     The Board of Directors believes that completing the Reverse Stock Split is beneficial to the Company and its stockholders as it may facilitate the Company's satisfaction of the listing requirements of The Nasdaq SmallCap Market, which require, among other things, that a listed security have a bid price in excess of $4.00 per share. No assurance can be given that the Company will eventually be able to meet the listing requirements for The Nasdaq

SmallCap Market following the completion of the Reverse Stock Split. In addition, as discussed above, the Company seeks to cure any technical difficulties relating to the Reverse Stock Split in accordance with the requirements of the Delaware General Corporation Law.

MECHANICS OF THE REVERSE SPLIT

     If the Reverse Stock Split is approved by the requisite vote of the Company's stockholders, the Company anticipates that the Certificate of Amendment will be filed no later than June 26, 1998. The Board of Directors may make any and all changes to the form of Certificate of Amendment, a copy of which is attached hereto as Exhibit A, that it deems necessary in order to file it with the Delaware Secretary of State and complete the Reverse Stock Split. Because stockholders have already exchanged certificates representing each share of Common Stock for one-tenth of a share of Common Stock, no further actions will be necessary to carry out the Reverse Stock Split.

RATIFICATION

     At the Annual Meeting, stockholders will also be asked to vote on the ratification of all corporate actions heretofore taken by the Directors, officers and agents of the Company in connection with the Exchange. By unanimous written consent dated as of April 15, 1998, the Board of Directors ratified the corporate actions taken in connection with the Exchange. Stockholder ratification of the corporate actions taken in connection with the Exchange is not required by law. Because the 1996 Reverse Stock Split was not effected in accordance with the technical requirements of Delaware General Corporation Law, however, the Board of Directors believes it appropriate to submit to the stockholders the proposal to ratify the corporate actions taken in connection with the Exchange. Stockholders should thus be aware that by ratifying the Exchange, they may effectively be waiving their right to challenge any acts taken in connection with the Exchange.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, either in person or by proxy, at the Annual Meeting is required to approve the ratification of the Exchange. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome. The approval of the Certificate of Amendment to effect the Reverse Stock Split requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Consequently, abstentions and broker non-votes will have the same effect as a vote against the proposal to amend the Certificate of Incorporation.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT BOTH THE REVERSE STOCK SPLIT AND RATIFICATION OF THE EXCHANGE ARE IN THE BEST INTERESTS OF BOTH THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE REVERSE STOCK SPLIT AND THE RATIFICATION.

                       PROPOSAL TO APPROVE AND ADOPT THE
                       1998 MANAGEMENT STOCK OPTION PLAN

     Stockholders will be asked at the Annual Meeting to vote on a proposal to approve and adopt the American Stone Industries, Inc. 1998 Management Stock Option Plan (the "Management Plan"). The Management Plan was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval. The Compensation Committee of the Board of Directors (the "Committee") recommended approval of the Management Plan to provide incentives to the Company's management employees. The Management Plan provides the Compensation

Committee with broad discretion to fashion appropriate awards of stock options to individuals whose services are anticipated to aid in the long-term growth and performance of the Company.

     The full text of the Management Plan is attached hereto as Exhibit B to this Proxy Statement. Important details about specific provisions of the Management Plan are more fully described below, but the following summary is not intended to be complete and it is qualified in its entirety by reference to the Management Plan.

GENERAL

     The Management Plan is a flexible plan that will give the Committee broad discretion to fashion the terms of awards in order to provide the Company's management employees with stock options that are appropriate under the circumstances.

     All management employees of the Company and its subsidiaries will be eligible to be selected by the Committee for participation in the Management Plan. The Management Plan will be administered by the Committee. Each member of the Committee qualifies as a "non-employee director" under Rule 16b-3 of the Exchange Act.

     Authority of Committee. The Committee has authority to: (i) select the persons who will receive awards (persons receiving awards under the Management Plan are known as "Participants"); (ii) grant awards; (iii) determine the terms, conditions and restrictions applicable to the awards (including the forms of agreements for such awards); (iv) determine how the exercise price is paid; (v) modify or replace outstanding awards within the limits of the Management Plan;
(vi) accelerate the date on which awards become exercisable; (vii) waive the restrictions and conditions applicable to awards; (viii) defer payout on awards; and (ix) establish rules governing the Management Plan, including special rules applicable to awards made to employees who are foreign nationals or are employed outside the United States.

     The Management Plan generally does not establish limits on the exercise price of awards, earn-out or vesting periods, or termination provisions in the event of termination of employment. Instead, the Committee is given the broad authority to establish these terms in order to best achieve the purposes of the Management Plan.

     Within certain limits, the Committee may delegate its authority under the Management Plan to any other person or persons. Any decision made by the Committee in connection with the administration, interpretation and implementation of the Management Plan and of its rules and regulations will be, to the extent permitted by law, final and binding upon all persons. Neither the Committee nor any of its members is liable for any act taken by the Committee pursuant to the Management Plan. No member of the Committee is liable for the act of any other member.

     Number of Shares of Common Stock. The aggregate number of shares of Common Stock that may be subject to awards granted under the Management Plan during its term is 300,000, subject to certain adjustments. Shares of Common Stock issued under the Management Plan may be either newly-issued shares or treasury shares. The assumption of obligations in respect of awards granted by an organization acquired by the Company, or the grant of awards under the Management Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available in any fiscal year for the grant of awards under the Management Plan.

     Shares of Common Stock subject to an award that is forfeited, terminated, or canceled without having been exercised will generally be available again for grant under the Management Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of awards under the plan.

     In the event of a recapitalization, stock dividend, stock split, distribution to stockholders (other than cash dividends), or similar transaction, the Committee can adjust, in any manner that it deems equitable, the number and class of shares that may be issued under the Management Plan and the number and class of shares, and exercise price, applicable to outstanding awards.

     Grant of Awards. The Management Plan provides for the grant of stock options, which may either be incentive stock options or "non-qualified" stock options. These awards are payable in shares of Common Stock. Awards may also be granted to replace other awards granted by the Company. If an employee pays all or part of the exercise price or taxes associated with an award by the transfer of shares of Common Stock, the Committee may, in its discretion, grant a new award to replace the shares of Common Stock that were transferred. The Company may also assume awards granted by an organization acquired by the Company or may grant awards in replacement of any such awards.

     Payment of Exercise Price. The exercise price of a stock option may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may prescribe any other method of paying the exercise price that is determined to be consistent with applicable law and the purpose of the Management Plan.

     Taxes Associated with Awards. Prior to the payment of an award, the Company may withhold, or require a Participant to remit to the Company, an amount of cash sufficient to pay any federal, state, and local taxes associated with the award. In addition, the Committee may permit participants to pay the taxes associated with an award by the transfer of shares of Common Stock, or by a combination of cash and the transfer of shares.

     Termination of Awards. The Committee may cancel any awards if the participant, without the Company's prior written consent, (i) renders services for an organization, or engages in a business, that is (in the judgment of the Committee) in competition with the Company, or (ii) discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information relating to the Company.

     Change in Control. In the event of a change in control of the Company, as defined in the Management Plan, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any stock options notwithstanding any limitations set forth in the Management Plan; (ii) cancel all outstanding stock options in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that the Participant would have received had payment therefor been made by the Company prior to such transaction in shares of Common Stock;
(iii) cause the Participant to have the right thereafter and during the term of the stock option to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of number of shares of Common Stock that might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the award to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

     Amendment, Effective Date, and Termination of the Management Plan. The Board of Directors may amend, suspend, or terminate the Management Plan at any time. Stockholder approval for any such amendment will be required if the amendment results in: (i) an increase, subject to certain exceptions, in the maximum number of shares of Common Stock that may be subject to awards granted under the Management Plan; (ii) a change that would cause any incentive stock option granted under the Management Plan not to qualify as an incentive stock option under the Code; or (iii) any change that would eliminate the exemption from the "short-swing profits" rules currently available to the Management Plan and to awards granted under the Management Plan.

     The Management Plan was approved by the Board of Directors on April 22, 1998, but will not be effective until its adoption by the Company's stockholders. The Management Plan will remain in effect until June 24, 2008.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

     The anticipated income tax treatment, under current provisions of the Code, of the grant and exercise of awards is as follows:

     Incentive Stock Options. In general, within certain dollar limits, an employee will not recognize taxable income at the time an incentive stock option is granted or exercised provided the employee has been employed by the Company at all times from the date of grant until the date three months before the date of exercise (one year in the case of permanent disability). However, the excess of the fair market value of the shares of Common Stock acquired upon exercise of the incentive stock option over the exercise price is an item of tax preference for purposes of the alternative minimum tax. If the employee exercises an incentive stock option without satisfying the employment requirement, the income tax treatment will be the same as that for a non-qualified stock option described below. Upon disposition of the shares of Common Stock acquired upon exercise of an incentive stock option, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the exercise price, provided that the employee has not disposed of the shares of Common Stock within two years of the date of option grant or within one year from the date of option exercise (a "Disqualifying Disposition"). If the employee disposes of the shares in a Disqualifying Disposition, the employee will recognize ordinary income at the time of the Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive stock option is exercised or the amount realized in the Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

     The Company is not entitled to a tax deduction either upon the exercise of an incentive stock option or upon the disposition of the Common Shares acquired thereby, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition and subject to the applicable provisions of the Code.

     Non-Qualified Stock Options. In general, an employee will not recognize taxable income at the time a stock option that does not qualify as an incentive stock option (a "Non-qualified Stock Option") is granted. An amount equal to the difference between the exercise price and the fair market value, on the date of exercise, of the shares of Common Stock acquired upon exercise of the Non-qualified Stock Option will be included in the employee's ordinary income in the taxable year in which the Non-qualified Stock Option is exercised, and the employee will receive a tax basis for the shares equal to the exercise price. Upon disposition of the shares of Common Stock acquired upon exercise of the Non-qualified Stock Option, appreciation or depreciation from the tax basis of the acquired shares after the date of exercise will be treated as either capital gain or capital loss.

     Subject to the applicable provisions of the Code, the Company generally will be entitled to a tax deduction in the amount of the ordinary income realized by the employee in the year the Non-qualified Stock Option is exercised. Any amounts includable as ordinary income to an employee in respect of a Non-qualified Stock Option will be subject to applicable withholding for federal income and employment taxes.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards under the Management Plan or to the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

NEW PLAN BENEFITS

     No awards to any person have been made under the Management Plan, and no decisions with respect to the identity of persons who may receive awards in the future or the type or amount of such awards have been made.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, either in person or by proxy, at the Annual Meeting is required to approve and adopt the Management Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AMERICAN STONE INDUSTRIES, INC. 1998 MANAGEMENT STOCK OPTION PLAN.

                       PROPOSAL TO APPROVE AND ADOPT THE
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Stockholders will be asked at the Annual Meeting to vote on a proposal to approve and adopt the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval. The Committee recommended approval of the Director Plan to provide incentives to the Company's non-employee Directors. The Director Plan provides for grants of stock options to non-employee Directors (the "Participants") upon election or reelection to the Board of Directors and for the Participant's attendance at meetings of the Board of Directors or committees thereof.

     The full text of the Director Plan is attached hereto as Exhibit C to this Proxy Statement. Important details about specific provisions of the Director Plan are more fully described below, but the following summary is not intended to be complete and it is qualified in its entirety by reference to the Director Plan.

GENERAL

     Directors of the Company who are not employees of the Company shall be eligible for participation in the Director Plan. The Director Plan will be administered by the Committee. Each member of the Committee qualifies as a "non-employee director" under Rule 16b-3 of the Exchange Act. The Committee has authority to interpret the provisions of the Director Plan and to conclusively decide all questions of fact arising in its application. Within certain limits, the Committee may delegate its authority under the Director Plan to any other person or persons. Neither the Committee nor any of its members is liable for any act taken by the Committee pursuant to the Director Plan. No member of the Committee is liable for the act of any other member.

     Number of Shares of Common Stock. The aggregate number of shares of Common Stock that may be subject to stock options granted under the Director Plan during its term is 300,000, subject to certain adjustments. Shares of Common Stock issued under the Director Plan may be either newly-issued shares or treasury shares. Shares of Common Stock subject to a stock option that is forfeited, terminated, or canceled without having been exercised will generally be available again for grant under the Director Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of stock options under this plan.

     In the event of a recapitalization, stock dividend, stock split, distribution to stockholders (other than cash dividends), or similar transaction, the Committee can adjust, in any manner that it deems equitable, the number and class of shares that may be issued under the Director Plan and the number and class of shares, and exercise price, applicable to outstanding stock options.

     Grant of Stock Options. If the stockholders approve the Director Plan, each Participant shall automatically receive an option to purchase 1,500 shares of Common Stock on the date of each annual meeting of stockholders in which such Participant is elected or reelected to the Company's Board of Directors, beginning with this year's annual meeting. In addition, each Participant shall receive an option to purchase 150 shares of Common Stock for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that such Participant attends. Notwithstanding the foregoing, the amount of options received by the Chairman of the Board of Directors shall be twice the amount received by the other Participants.

     Payment of Exercise Price. The exercise price of a stock option may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may prescribe any other method of paying the exercise price that is determined to be consistent with applicable law and the purpose of the Director Plan.

     Taxes Associated with Stock Options. Prior to the exercise of a stock option, the Company may withhold, or require a Participant to remit to the Company, an amount of cash sufficient to pay any federal, state, and local taxes associated with the exercise. In addition, the Committee may permit Participants to pay the taxes associated with a exercise of a stock option by the transfer of shares of Common Stock, or by a combination of these methods.

     Change in Control. In the event of a change in control of the Company, as defined in the Director Plan, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any stock options, notwithstanding any limitations set forth in the Director Plan; (ii) cancel all outstanding stock options in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that, the Participant would have received had payment therefor been made by the Company prior to such transaction in shares of Common Stock;
(iii) cause the Participant to have the right thereafter and during the term of the stock option, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of number of shares of Common Stock that might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the stock option to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

     Amendment, Effective Date, and Termination of the Director Plan. The Board of Directors may amend, suspend, or terminate the Director Plan at any time. Stockholder approval for any such amendment will be required if the amendment results in: (i) an increase, subject to certain exceptions, in the maximum number of shares of Common Stock that may be subject to stock options granted under the Director Plan; or (ii) any change that would eliminate the exemption from the "short-swing profits" rules currently available to the Director Plan and to awards granted under the Director Plan.

     The Director Plan was approved by the Board of Directors on April 22, 1998, but will not be effective until its adoption by the Company's stockholders. The Director Plan will remain in effect until June 24, 2008.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

     The anticipated income tax treatment, under current provisions of the Code, of the grant and exercise of stock options under the Director Plan is as follows:

     The stock options granted under the Director Plan will be non-qualified options for federal income tax purposes. A Participant to whom an option is granted will not recognize income at the time of grant of such option. When such Participant exercises such non-qualified option, the Participant will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Participant receives. The tax basis of such shares to such Participant will be equal to the option price paid, and the Participant's holding period for such shares will commence on the day on which the Participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Participant.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of stock options under the Director Plan or to the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, either in person or by proxy, at the Annual Meeting is required to approve and adopt the Director Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AMERICAN STONE INDUSTRIES, INC. 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal years ended December 31, 1997 and 1996, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     On September 26, 1996, the Board of Directors appointed, subject to stockholder approval, Hobe & Lucas to replace Horton & Company as the Company's independent accountants. The stockholders approved the change in independent auditors at the November 22, 1996 Annual Meeting of Stockholders. There were no disagreements with the former accountants on any matter of accounting principles or practices, or auditing scope or procedure, nor did the former accountant's report contain any adverse opinion or disclaimer of opinion. The decision to change accountants was made as a matter of convenience because the Company relocated its principal place of business from Toronto to Amherst, Ohio and the former accountants are located in New Jersey.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals to be presented at the 1999 Annual Meeting, which is expected to be held in May 1999, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by January 13, 1999. To be eligible for inclusion in the 1999 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

May 20, 1998

                                   EXHIBIT A

                               PROPOSED AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                       OF AMERICAN STONE INDUSTRIES, INC.

     AMERICAN STONE INDUSTRIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

     FIRST: Article FOURTH of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and amended to read as follows:

          "FOURTH. The Corporation shall be authorized to issue the following shares:

CLASS   NUMBER OF SHARES   PAR VALUE
-----   ----------------   ---------
Common     20,000,000        $.001

               At the close of business on the date on which the amendment containing this Division 1 of Article Fourth is filed, each outstanding share of Common Stock of the Corporation shall be converted into one-tenth (1/10) of a share of Common Stock, without any action by the holders of such shares."

          SECOND: That the Board of Directors of the Corporation, by written consent dated as of April 15, 1998, adopted a resolution proposing and declaring advisable the foregoing amendment to Article Fourth of the Certificate of Incorporation of the Corporation.

          THIRD: This Certificate of Amendment of Certificate of Incorporation was duly adopted by the requisite vote of the Board of Directors of the Corporation.

          FOURTH: That at the Annual Meeting of Stockholders on June 24, 1998, held upon notice in accordance with Sections 222 and 242 of the Delaware General Corporation Law, the necessary number of shares as required by statute were voted in favor of the adoption of amendment.

          FIFTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed by its duly authorized officers this   day of June, 1998.

                                            AMERICAN STONE INDUSTRIES, INC.

                                            By:
                                            ------------------------------------
                                                David Tyrrell, Chief Executive
                                                Officer and President
ATTEST:

By:
------------------------------------
    Michael J. Meier, Secretary

                                   EXHIBIT B

                        AMERICAN STONE INDUSTRIES, INC.
                       1998 MANAGEMENT STOCK OPTION PLAN

SECTION 1. PURPOSE

     The American Stone Industries, Inc. 1998 Management Stock Option Plan, as the same may be amended (the "Plan"), is designed to foster the long-term growth and performance of the Company by: (a) enhancing the Company's ability to attract and retain highly qualified management employees and (b) motivating management employees to serve and promote the long-term interests of the Company and its stockholders through stock ownership and performance-based incentives. To achieve this purpose, the Plan provides authority for the grant of Stock Options.

SECTION 2. DEFINITIONS

     (a) "Acquisition Consideration" shall be as defined in Section 12 hereof.

     (b) "Affiliate" shall have the meaning ascribed to that term in Rule 12b-2 promulgated under the Exchange Act.

     (c) "Award" shall mean the grant of Stock Options under this Plan.

     (d) "Award Agreement" shall mean any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

     (e) "Board of Directors" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall include, but not be limited to: (i) the first purchase of shares by a Third Party pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Stock or any class of any securities convertible into such Common Stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a Third Party is the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) of 50 percent (50%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall in its sole and absolute discretion, deem to be a "Change in Control" for purposes of this Plan or any Notice of Award or Award Agreement entered into pursuant hereto. The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

     (g) "Code" shall mean the Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

     (h) "Committee" shall mean the Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies the "non-employee director" standard set forth in Rule 16b-3.

     (i) "Common Stock" shall mean shares of Common Stock, $.001 par value per share, of American Stone Industries, Inc., including authorized and unissued shares and treasury shares.

     (j) "Company" shall mean American Stone Industries, Inc., a Delaware corporation, and its direct and indirect subsidiaries.

     (k) "Director"  shall mean a director of American Stone Industries, Inc.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

     (m) "Fair Market Value" of Common Stock shall mean the value of the Common Stock determined by the Committee, or pursuant to rules established by the Committee on a basis consistent with regulations under the Code.

     (n) "Incentive Stock Option" shall mean a Stock Option that meets the requirements of Section 422 of the Code.

     (o) "Notice of Award" shall mean any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

     (p) "Participant" shall mean any person to whom an Award has been granted under this Plan.

     (q) "Person" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental authority.

     (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

     (s) "Stock Option" shall mean an Award granted pursuant to Section 6(b) hereof.

     (t) "Third Party" shall mean any person, group or entity other than Roulston Ventures Limited Partnership or TMT Masonry, Ltd.

SECTION 3. ELIGIBILITY

     All management employees of the Company and its Affiliates, are eligible for the grant of Awards. The selection of any such persons to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same person.

     Notwithstanding the foregoing, (i) no member of the Committee shall be eligible to receive Awards under the Plan during the period of his or her service thereon and (ii) any individual that renounces in writing any right that he or she may have to receive Awards under the Plan shall not be eligible to receive any Awards hereunder.

SECTION 4. SHARES OF COMMON STOCK AVAILABLE FOR AWARDS; ADJUSTMENT

     (a) Number of Shares of Common Stock. The aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan during the term of this Plan will be equal to 300,000 shares of Common Stock, subject to any adjustments made in accordance with the terms of this Section 4.

     The assumption of obligations in respect of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available in any fiscal year for the grant of Awards under this Plan.

     Shares of Common Stock subject to an Award that is forfeited, terminated, or canceled without having been exercised will again be available for grant under this Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those shares of Common Stock would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3. In addition, any shares of Common Stock that are transferred to the Company by a Participant to satisfy such obligations or to pay all or any portion of the exercise price of the Award in accordance with the terms of the Plan, the Award Agreement or the Notice of Award, may be made available for reoffering under the Plan to any Participant, except to the extent that the availability of those shares of Common Stock would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (b) No Fractional Shares. No fractional shares of Common Stock will be issued, and the Committee will determine the manner in which the value of fractional shares of Common Stock will be treated.

     (c) Adjustment. In the event of any change in the Common Stock by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, including any transaction described under Section 424(a) of the Code, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends), the Committee will have authority to adjust, in any manner that it deems equitable, the number and class of shares of Common Stock subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the shares of Common Stock and other value determinations applicable to outstanding Awards, including as may be allowed or required under Section 424(a) of the Code.

SECTION 5. ADMINISTRATION

     (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible management employees who will receive Awards; (ii) grant Awards; (iii) determine the number and types of Awards to be granted to eligible management employees; (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, including timing and price; (v) adopt, alter, and repeal administrative rules and practices governing this Plan; (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, including, where applicable, determining the method of valuing any Award and certifying as to the satisfaction of such Awards; (vii) prescribe the forms of any Notices of Award, Award Agreements, or other instruments relating to Awards; and (viii) otherwise supervise the administration of this Plan.

     (b) Delegation. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (c) Decisions Final. All decisions by the Committee, and by any other Person or Persons to whom the Committee has delegated authority, to the extent permitted by law, will be final and binding on all Persons.

     (d) No Liability. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

SECTION 6. AWARDS

     (a) Grant of Awards. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of shares of Common Stock, the Committee may, in its discretion, grant a new Award to replace the shares of Common Stock that were transferred. The Company may assume obligations in respect of awards granted by any Person acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

     (b) Description of Awards. A Participant who is granted an Award shall have the right to purchase a specified number of shares of Common Stock, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option that does not qualify as an Incentive Stock Option may be more or less than the Fair Market Value of the shares of Common Stock on the date the Stock Option is granted.

     (c) Termination of Awards. Any Award granted under this Plan shall expire, and the Participant to whom such Award was granted shall have no further rights with respect thereto, on the fifth anniversary of the date of grant of such Award, or on such earlier date as may be established by the Committee and provided in the Notice of Award or Award Agreement with respect to such Award.

SECTION 7. DEFERRAL OF PAYMENT

     With the approval of the Committee, the delivery of the shares of Common Stock subject to an Award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the receipt of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code.

SECTION 8. PAYMENT OF EXERCISE PRICE

     The exercise price of a Stock Option may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

SECTION 9. TAXES ASSOCIATED WITH AWARDS

     Prior to the payment of an Award or upon the exercise or release thereof, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award in cash, by the transfer of shares of

Common Stock, or by a combination of these methods. The Committee may prescribe any other method to pay taxes that it determines to be consistent with applicable law and the purpose of this Plan.

SECTION 10. TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee or as specified in the particular Award Agreement or Notice of Award. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

SECTION 11. TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

     The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

          (i) Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company.

          (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company, in a fashion or with a result that the Committee, in its judgment, deems is or may be injurious to the best interests of the Company.

     The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

SECTION 12. CHANGE IN CONTROL

     In the event of a Change in Control of the Company, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any Stock Options, notwithstanding any limitations set forth in the Plan; (ii) cancel all outstanding Stock Options in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that the Participant would have received had the Stock Option been exercised prior to such transaction, less the applicable exercise price therefor; (iii) cause the Participant to have the right thereafter and during the term of the Stock Option to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of shares of Common Stock that might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the Award to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

SECTION 13. AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

     (a) Amendment, Suspension, or Termination of this Plan. The Board of Directors may amend, suspend, or terminate this Plan at any time; provided, however, that in no event, without the approval of the Company's stockholders, shall any action of the Committee or the Board of Directors result in:

          (i) increasing, except as provided in Section 4(c) hereof, the maximum number of shares of Common Stock that may be subject to Awards granted under the Plan;

          (ii) making any changes that would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code; or

          (iii) making any change that would eliminate the exemption provided by Rule 16b-3 for this Plan and for Awards granted under this Plan.

     (b) Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

SECTION 14. AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE THE UNITED STATES

     To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those established under this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

SECTION 15. NONASSIGNABILITY

     Unless otherwise determined by the Committee, (i) no Award granted under the Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, no Incentive Stock Option may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative.

SECTION 16. TERMS OF AWARDS AND RELATED AGREEMENTS NEED NOT BE IDENTICAL

     The form and substance of Awards, Award Agreements and Notices of Awards, whether granted at the same or different times, need not be identical. Subject only to the terms of the Plan, the Committee shall have the authority to prescribe the terms of any Awards and the provisions of any Award Agreements, Notices of Award or other instruments entered into with respect to the same; it being expressly understood that the Committee shall have the authority to include in any such Award Agreements, Notices of Award or other instruments relating to Awards, such representations, warranties, covenants and agreements on behalf of the Company or the Participant as it deems necessary or appropriate, including, without limitation, covenants relating to non-competition, non-solicitation and non-disclosure of confidential information.

SECTION 17. GOVERNING LAW

     The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Delaware.

SECTION 18. NO RIGHTS AS EMPLOYEES/STOCKHOLDERS

     Nothing in the Plan or in any Award Agreement or Notice of Award shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Award Agreement or Notice of Award, or to interfere with or limit either the right of the Company or an Affiliate to terminate the employment of such Participant at any time. Nothing contained in the Plan or in any Award Agreement or Notice of Award shall be construed as entitling any Participant to any rights of a stockholder as a result of the grant of an Award until such time as shares of Common Stock are actually issued to such Participant pursuant to the exercise of a Stock Option.

SECTION 19. EFFECTIVE AND TERMINATION DATES

     (a) Effective Date. This Plan was approved by the Board of Directors on April 22, 1998, and becomes effective on June 24, 1998, subject to stockholder approval of the Plan at the Annual Meeting of Stockholders to be held on June 24, 1998.

     (b) Termination Date. This Plan will continue in effect until midnight on June 24, 2008; provided, however, that Awards granted on or before that date may extend beyond that date and restrictions and other terms and conditions imposed on any Award granted on or before that date may extend beyond such date.

                                   EXHIBIT C

                        AMERICAN STONE INDUSTRIES, INC.
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION 1. PURPOSE

     The American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan, as the same may be amended (the "Plan"), is designed to attract and retain persons of exceptional ability to serve as members of the Board of Directors of American Stone Industries, Inc. (the "Company"), and to align the interests of the Company's non-employee Directors with that of the stockholders in enhancing the value of the Company's Common Stock.

SECTION 2. ELIGIBILITY

     Directors of the Company who are not employees of the Company ("Eligible Directors") and who are Directors of the Company on or after the date the Plan is approved by a majority of the stockholders of the Company shall be eligible to participate in the Plan. Each Eligible Director to whom options are granted shall be a participant ("Participant") under the Plan.

SECTION 3. SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN

     (a) Number of Shares of Common Stock. The aggregate number of shares of Common Stock, par value $.001 per share (the "Common Stock"), that may be subject to options granted under the Plan during the term of the Plan will be equal to 300,000 shares of Common Stock, subject to any adjustments made in accordance with the terms of this Section 3.

     The assumption of obligations in respect of awards granted by an organization acquired by the Company, or the grant of options under the Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available in any fiscal year for the grant of options under the Plan.

     Shares of Common Stock subject to an option that is forfeited, terminated, or canceled without having been exercised will again be available for grant under the Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of options under the Plan, except to the extent that the availability of those shares of Common Stock would cause the Plan or any options granted under the Plan to fail to qualify for the exemption provided by Rule 16b-3. In addition, any shares of Common Stock that are transferred to the Company by a Participant to satisfy such obligations in accordance with the terms of the Plan may be made available for reoffering under the Plan to any Participant, except to the extent that the availability of those shares of Common Stock would cause the Plan or any options granted under the Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (b) No Fractional Shares. No fractional shares of Common Stock will be issued, and the Committee will determine the manner in which the value of fractional shares of Common Stock will be treated.

     (c) Adjustment. In the event of any change in the Common Stock by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, including any transaction described under Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends), the Committee will have authority to adjust, in any manner that it deems equitable, the number and class of shares of Common Stock subject to outstanding options, the exercise price applicable to outstanding options, and the Fair Market Value (as defined in

Section 6.2 herein) of the shares of Common Stock and other value determinations applicable to outstanding options, including as may be allowed or required under
Section 424(a) of the Code.

SECTION 4. ADMINISTRATION

     (a) Committee. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company or such successor committee of the Board of Directors that is designated by the Board of Directors to administer the Plan. The Committee will constituted in a manner that satisfies the "non-employee director" standard set forth in Rule 16b-3(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) Delegations. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause the Plan or any options granted under the Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (c) Decisions Final. All decisions by the Committee, and by any other person or persons to whom the Committee has delegated authority, to the extent permitted by law, will be final and binding on all persons.

     (d) No Liability. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

SECTION 5. OPTION GRANTS

     5.1 Options granted pursuant to the Plan shall be nonqualified stock options that are not intended to meet the requirements of Section 422 of the Code.

     5.2 Eligible Directors shall be automatically granted nonqualified stock options under the Plan as follows:

     (a) Automatic Grant of Options. Immediately following the annual meeting of the stockholders of the Company to be held on June 24, 1998 and at each successive annual meeting of stockholders thereafter, each Eligible Director who is elected or reelected to serve as a Director at such annual meeting shall receive an option to purchase 1,500 shares of Common Stock on the date of the annual meeting. Notwithstanding the foregoing, the Chairman of the Board of Directors of the Company (the "Chairman") shall receive an option to purchase 3,000 shares of Common Stock at each annual meeting of stockholders, in lieu of the amount described in the preceding sentence.

     (b) Option Grants for Meeting Attendance. Each Eligible Director shall receive an option to purchase 150 shares of Common Stock for each meeting of the Board of Directors and each meeting of any committee of the Board of Directors that such Eligible Director attends, which option shall be granted on the date of such meeting. Notwithstanding the foregoing, the Chairman shall receive an option to purchase 300 shares of Common Stock at each meeting of the Board of Directors and any committee of the Board of Directors, in lieu of the amount described in the preceding sentence.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS

     6.1 Exercise of Options.

     (a) Each option granted under the Plan shall become exercisable on the first anniversary of the date such option was granted, subject to the provisions of Section 7 hereof.

     (b) Notwithstanding the provisions of paragraph (a) above, an option granted to any Participant shall become immediately exercisable in full upon the first to occur of:

          (i) the death of the Participant, in which case the option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the option shall pass by will or by the applicable laws of descent and distribution;

          (ii) such time as the Participant ceases to be a Director of the Company by reason of his or her permanent disability;

          (iii) such time as the Participant ceases to be a Director of the Company as a result of retirement from the Board of Directors on or after attaining age 65; or

          (iv) such time as a Participant ceases to be eligible to participate in the Plan by reason of his or her becoming an employee of the Company or any of its subsidiaries.

     (c) In the event that a Participant ceases to be a Director of the Company for any reason other than those specified in paragraph 6.1(b) prior to the time the Participant's option becomes fully exercisable, the option will terminate on the date the Participant ceases to be a Director of the Company with respect to the shares as to which the option is not then exercisable without further notice or action on the part of the Company.

     (d) Options granted under the Plan shall expire five years from the date on which the option is granted, unless terminated earlier in accordance with the Plan, subject to the following:

          (i) in the event a Participant ceases to be a Director of the Company by reason of an event described in Section 6.1(b)(i), any option granted to such Participant hereunder shall expire one year from the date of the death of the Participant, but in no event later than the day preceding the fifth anniversary of the date of the grant of such option; and

          (ii) In the event that a Participant ceases to be a Director of the Company by any reason other than that described in Section 6.1(b)(i), and his or her option has become exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof for a period of 90 days from the date the Participant ceases to be a Director, but in no event later than the day preceding the fifth anniversary of the date of grant of such option.

     6.2 Exercise Price. The exercise price of each share of Common Stock subject to an option shall be the "Fair Market Value" of a share of Common Stock on the date such option is granted. "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

     (a) If the Common Stock is listed on a national securities exchange or quoted on The Nasdaq Stock Market ("NASDAQ"), the closing price of the Common Stock on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

     (b) If the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

     (c) If, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

     6.3 Payment of Exercise Price; Tax Withholding.

     (a) Subject to the terms and conditions of the Plan and the documentation of the options pursuant to Section 6.5 hereof, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company's Secretary stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment in full or in part may also be made by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the exercise price or by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

     (b) The Participant shall pay the Company an amount sufficient to cover withholding required by law for any federal, state, local or foreign taxes, if any, in connection with the exercise of an option hereunder. A Participant may elect in lieu of paying cash to deliver shares of Common Stock or direct the Company that shares of Common Stock be withheld to satisfy required tax withholding, and such shares shall be valued at the Fair Market Value as of the exercise date and the Committee shall determine the timing and other terms and conditions in which the use of shares of Common Stock to satisfy tax withholding may take place.

     6.4 Rights as a Stockholder. No person will have any rights of a stockholder as to shares of Common Stock subject to an option until, after proper exercise of the option or other action required, such shares of Common Stock have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the option or any portion thereof, the Company will have thirty (30) days in which to issue the shares of Common Stock, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Stock Option Agreement (as defined below).

     6.5 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Board from time to time (each a "Stock Option Agreement"). The instruments may be in the form of agreements to be executed by both the Participant and the President or Secretary of the Company or in the form of certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms of the grant.

     6.6 Nontransferability of Options. Unless otherwise determined by the Committee, (i) no option granted under the Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and (ii) an option granted under the Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative.

SECTION 7. CHANGE IN CONTROL

     (a) In the event of a Change in Control (as defined below) of the Company, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any options granted hereunder, notwithstanding any limitations set forth in the Plan; (ii) cancel all outstanding options granted hereunder in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that the Participant would have received had the option been exercised prior to such transaction, less the applicable exercise price therefor; (iii) cause the Participant to have the right thereafter and during the term of the option, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of shares of Common Stock that might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the option to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

     (b) "Change in Control" shall include, but not be limited to: (i) the first purchase of shares by any person, group or entity other than Roulston Ventures Limited Partnership or TMT Masonry, Ltd. (a "Third Party") pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Stock or any class of any securities convertible into such Common Stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a Third Party is the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) of 50 percent (50%) or more of the Company's Common Stock calculated as provided in paragraph
(d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall in its sole and absolute discretion, deem to be a "Change in Control" for purposes of the Plan or any Stock Option Agreement entered into pursuant hereto. The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

SECTION 8. AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN; AMENDMENT OF OUTSTANDING OPTIONS

     (a) Amendment, Suspension, or Termination of the Plan. The Board of Directors may amend, suspend, or terminate the Plan at any time; provided, however, that in no event, without the approval of the Company's stockholders, shall any action of the Committee or the Board of Directors result in:

          (i) increasing, except as provided in Section 3(c) hereof, the maximum number of shares of Common Stock that may be subject to options granted under the Plan; or

          (ii) making any change that would eliminate the exemption provided by Rule 16b-3 for the Plan and for options granted under the Plan.

     (b) Amendment of Outstanding Options. The Committee may, in its discretion, amend the terms of any option, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any option.

SECTION 9. SUCCESSORS AND ASSIGNS

     The Plan shall be binding on all successors and permitted assigns of a Participant, including but not limited to the estate of such Participant and the executor, administrator or trustee of such estate, the guardian or legal representative of the Participant.

SECTION 10. GOVERNING LAW

     The interpretation, validity, and enforcement of the Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Delaware.

SECTION 11. NO RIGHT TO REELECTION

     Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Eligible Director for reelection by the Company's stockholders, nor confer upon any Eligible Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

SECTION 12. EFFECTIVE AND TERMINATION DATES

     (a) Effective Date. The Plan was approved by the Board of Directors on April 22, 1998, and becomes effective on June 24, 1998, subject to stockholder approval of the Plan at the Annual Meeting of Stockholders to be held on June 24, 1998.

     (b) Termination Date. The Plan will continue in effect until midnight on June 24, 2008; provided, however, that Awards granted on or before that date may extend beyond that date and restrictions and other terms and conditions imposed on any Award granted on or before that date may extend beyond such date.

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini, the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 1998 Annual Meeting of Stockholders of the Company to be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, June 24, 1998, at 10:30 a.m., local time, and at any adjournment thereof upon the following:

THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR PROPOSALS 1, 2, 3, 4 AND 5.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, Jacquita K. Hauserman, Michael J. Meier, Timothy I. Panzica and Thomas H. Roulston II for terms expiring in 1999.

   [ ]FOR all nominees (except as marked to the contrary)           [ ] WITHHOLD
      AUTHORITY to vote for all nominees

            (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                          INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) Amendment to the Certificate of Incorporation to complete the reverse stock split of the Common Stock.

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3) Ratification of all actions relating to the exchange by holders of Common Stock of each share of Common Stock for one-tenth of a share of Common Stock.
                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Approval and adoption of the American Stone Industries, Inc. 1998 Management Stock Option Plan.

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Approval and adoption of the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan.

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN
(6) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
                                     (Continued, and to be signed on other side)

                          (Continued from other side)

PROXY NO.                                                                 SHARES

    IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, FOR THE RATIFICATION OF ALL ACTIONS RELATING TO THE EXCHANGE BY HOLDERS OF COMMON STOCK, FOR THE APPROVAL AND ADOPTION OF THE COMPANY'S 1998 MANAGEMENT STOCK OPTION PLAN AND FOR THE APPROVAL AND ADOPTION OF THE COMPANY'S 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                                                    Dated                 , 1998
                                                         -----------------

                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give your
                                                    full title as such. A proxy
                                                    given by a corporation
                                                    should be signed in the
                                                    corporate name by the
                                                    chairman of its board of
                                                    directors, its president,
                                                    vice president, secretary,
                                                    or treasurer.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.